Exhibit 99.1

Contacts:	For Media:	For Financials:
	John Oxford	Kevin Chapman
	Vice President	Senior Executive Vice President
	Director of External Affairs	Chief Financial Officer
	(662) 680-1219	(662) 680-1450
	joxford@renasant.com	kchapman@renasant.com

RENASANT CORPORATION ANNOUNCES

2012 THIRD QUARTER EARNINGS

TUPELO, MISSISSIPPI (October 16, 2012) – Renasant Corporation (NASDAQ: RNST) (the “Company”) today announced its financial results for the third quarter of 2012. Net income for the third quarter of 2012 was $7.0 million, or basic and diluted earnings per share of $0.28, as compared to $6.5 million, or basic and diluted earnings per share of $0.26, for the third quarter of 2011.

“During the third quarter of 2012, we continued to experience strong growth in loans, noninterest-bearing demand deposits and noninterest income, especially from our mortgage and wealth management divisions, all of which helped drive our increase in earnings per share,” commented Renasant Chairman and Chief Executive Officer, E. Robinson McGraw. “We were especially pleased in accomplishing loan growth throughout all regions of our footprint for the second consecutive quarter. Although the majority of our loan growth came from our non-de novo markets, we are excited about the potential opportunity for future loan growth from our new market operations as they continue to build their loan portfolios.”

Total loans, which include both loans covered and not covered under FDIC loss-share agreements, were approximately $2.800 billion at September 30, 2012, as compared to $2.565 billion at September 30, 2011, and $2.581 billion at December 31, 2011. Loans not covered under FDIC loss-share agreements were $2.540 billion at September 30, 2012, an increase of 15.2% from September 30, 2011, and 13.3% from December 31, 2011.

“Our increase in loans for the third quarter of 2012 represents our fifth consecutive quarter of loan growth. Furthermore, our annualized growth rate of 24% for the third quarter of 2012 represents our second consecutive quarter of double-digit annualized growth for loans not covered under FDIC loss-share agreements,” said McGraw. “In addition, our new market operations in Alabama, Mississippi and Tennessee contributed approximately $64.4 million in net loan growth during the third quarter of 2012.”

Total deposits were $3.396 billion at September 30, 2012, as compared to $3.342 billion at September 30, 2011, and $3.412 billion at December 31, 2011. Noninterest-bearing deposits were $554.58 million at September 30, 2012, an increase of $61.45 million, or 12.5%, as compared to the same period in 2011 and an increase of $22.67 million, or 4.3%, from December 31, 2011. Noninterest-bearing deposits now represent 16.33% of total deposits as of September 30, 2012.

Total assets as of September 30, 2012, were approximately $4.165 billion, down slightly from December 31, 2011. The Company’s Tier 1 leverage capital ratio was 9.90%, its Tier 1 risk-based capital ratio was 12.73%, and its total risk-based capital ratio was 14.00% at September 30, 2012. All of the Company’s regulatory capital ratios continued to be in excess of the required regulatory minimums to be classified as “well-capitalized.” The Company’s tangible common equity ratio was 7.69% as of September 30, 2012.

Net interest income was $33.1 million for the third quarter of 2012, as compared to $32.9 million for the third quarter of 2011. Net interest margin was 3.94% for the third quarter of 2012, as compared to 3.92% for the third quarter of 2011. The Company’s cost of funds decreased to 0.68%, as compared to 0.99% for the third quarter of 2011.

“Despite continued pressure on our net interest income and net interest margin due to a historically low interest rate environment, we have continued to increase our net interest income and net interest margin each quarter as compared to the same periods in 2011 by restructuring our funding mix and through the continued deployment of cash into higher yielding assets,” stated McGraw.

Noninterest income was $18.0 million for the third quarter of 2012, as compared to $18.4 million for the third quarter of 2011. During the third quarter of 2011, however, the Company had a $5.0 million gain on the sale of securities and a $570,000 gain from its RBC Birmingham-based trust unit acquisition.

“We experienced strong revenue from diverse noninterest income sources including fees and commissions from loans, mortgage operations, wealth management and insurance products, as well as service charges on deposit accounts. It is worth noting that, when excluding the gains from the sale of securities and trust unit acquisition during the third quarter of 2011, noninterest income grew approximately 41% during the third quarter of 2012, as compared to the same period in 2011,” stated McGraw.

Noninterest expense was $38.6 million for the third quarter of 2012, as compared to $36.9 million for the third quarter of 2011. The increase in noninterest expense during the third quarter of 2012, as compared to the third quarter of 2011, is primarily attributable to commissions paid on mortgage loan originations and expenses related to the addition of our East Tennessee de novo operations.

The Company’s loans and other real estate owned (“OREO”) acquired in FDIC-assisted transactions were recorded at fair value at the time of acquisition. Furthermore, the loss-share agreements with the FDIC, as well as subsequent fair value adjustments to the balances of these acquired assets, mitigate the impact of further losses on these assets. Nonperforming loans and OREO, or nonperforming assets, covered under loss-share agreements totaled $64.1 million and $41.6 million, respectively, at September 30, 2012, a decrease of approximately 24.9% from September 30, 2011, and 20.1% from December 31, 2011. The remaining information in this release on nonperforming loans, OREO, and the related asset quality ratios exclude the assets covered under loss-share agreements.

Nonperforming loans were $32.0 million at September 30, 2012, as compared to $49.0 million at September 30, 2011, and $34.9 million at December 31, 2011. Loans 30-to-89 days past due as a percentage of total loans were 0.56% as of September 30, 2012, as compared to 0.75% as of September 30, 2011, and 0.71% as of December 31, 2011. Restructured loans totaled $30.9 million at September 30, 2012, as compared to $35.8 million at September 30, 2011, and $36.3 million at December 31, 2011.

The Company’s coverage ratio, or its allowance for loan losses as a percentage of nonperforming loans, was 137.57% as of September 30, 2012, up from 98.97% as of September 30, 2011, and 127.00% as of December 31, 2011.

The Company recorded a provision for loan losses of $4.6 million for the third quarter of 2012, as compared to $5.5 million for the third quarter of 2011. Annualized net charge-offs as a percentage of average loans were 0.77% for the third quarter of 2012, as compared to 0.70% for the third quarter of 2011, and 1.56% for the fourth quarter of 2011. The allowance for loan losses as a percentage of loans was 1.74% at September 30, 2012, as compared to 2.20% at September 30, 2011, and 1.98% at December 31, 2011.

OREO was $48.57 million at September 30, 2012, as compared to $72.77 million at September 30, 2011, and $70.1 million at December 31, 2011. The Company experienced a reduction in OREO of 31% at September 30, 2012, as compared to December 31, 2011. During the third quarter, the Company sold a total of approximately $10.8 million in OREO and currently has approximately $3.2 million under contract to sell during the fourth quarter of 2012.

“Moving into the fourth quarter, we are anticipating a strong finish to 2012 as we build upon the momentum generated from our continued loan growth, increase in mortgage and wealth management revenue, and our decrease in nonperforming assets,” stated McGraw. “These positive metrics, along with the addition of our new markets, have us prepared to capitalize on future opportunities as they present themselves.”

CONFERENCE CALL INFORMATION:

A live audio webcast of a conference call with analysts will be available beginning at 10:00 AM Eastern Time on Wednesday, October 17, 2012.

The webcast can be accessed through Renasant’s investor relations website at www.renasant.com or https://services.choruscall.com/links/rnst121017.html. To access the conference via telephone, dial 1-877-317-6789 in the United States and request the Renasant Corporation Third Quarter 2012 Earnings Webcast and Conference Call. International participants should dial 1-412-317-6789 to access the conference call.

The webcast will be archived on www.renasant.com beginning one hour after the call and will remain accessible for one year. Replays can also be accessed via telephone by dialing 1-877-344-7529 in the United States and entering conference number 10019513 or by dialing 1-412-317-0088 internationally and entering the conference number. Telephone replay access is available until 9:00 AM Eastern on October 17, 2013.

ABOUT RENASANT CORPORATION:

Renasant Corporation, a 108-year-old financial services institution, is the parent of Renasant Bank and Renasant Insurance. Renasant has assets of approximately $4.1 billion and operates over 75 banking, mortgage, financial services and insurance offices in Mississippi, Tennessee, Alabama and Georgia.

NOTE TO INVESTORS:

This news release may contain, or incorporate by reference, statements which may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward looking statements usually include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions.

Prospective investors are cautioned that any such forward-looking statements are not guarantees for future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include significant fluctuations in interest rates, inflation, economic recession, significant changes in the federal and state legal and regulatory environment, significant underperformance in our portfolio of outstanding loans, and competition in our markets. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

###

RENASANT CORPORATION

(Unaudited)

(Dollars in thousands, except per share data)

	2012			2011				Q3 2012 - Q3 2011	For the Nine Months Ended September 30,
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Percent Variance	2012	2011	Percent Variance
Statement of earnings
Interest income - taxable equivalent basis	$40,613	$41,487	$42,001	$42,430	$43,432	$45,291	$45,371	(6.49)	$124,101	$134,094	(7.45)

Interest income	$39,154	$39,978	$40,505	$40,970	$41,981	$43,819	$43,843	(6.73)	$119,637	$129,643	(7.72)
Interest expense	6,022	6,568	7,662	8,475	9,070	11,153	12,707	(33.61)	20,252	32,930	(38.50)

Net interest income	33,132	33,410	32,843	32,495	32,911	32,666	31,136	0.67	99,385	96,713	2.76
Provision for loan losses	4,625	4,700	4,800	6,000	5,500	5,350	5,500	(15.91)	14,125	16,350	(13.61)

Net interest income after provision	28,507	28,710	28,043	26,495	27,411	27,316	25,636	4.00	85,260	80,363	6.09

Service charges on deposit accounts	4,818	4,495	4,525	4,527	4,751	5,036	4,841	1.41	13,838	14,628	(5.40)
Fees and commissions on loans and deposits	4,639	4,322	3,928	3,794	3,320	3,118	2,931	39.73	12,889	9,369	37.57
Insurance commissions and fees	848	842	898	812	849	792	837	(0.12)	2,588	2,478	4.44
Wealth management revenue	1,707	1,551	1,942	1,526	1,144	1,139	1,056	49.21	5,200	3,339	55.74
Securities gains (losses)	—	869	904	—	5,041	(258)	12	(100.00)	1,773	4,795	(63.02)
Gain on sale of mortgage loans	4,397	2,390	1,281	662	1,371	949	1,151	220.71	8,068	3,471	132.44
Gain on acquisition	—	—	—	—	570	—	8,774	(100.00)	—	9,344	(100.00)
Other	1,605	1,769	2,909	1,686	1,349	1,604	1,393	18.98	6,283	4,346	44.57

Total noninterest income	18,014	16,238	16,387	13,007	18,395	12,380	20,995	(2.07)	50,639	51,770	(2.18)

Salaries and employee benefits	21,221	19,871	18,649	16,232	17,493	16,173	16,237	21.31	59,741	49,903	19.71
Occupancy and equipment	3,882	3,582	3,615	3,522	3,434	3,367	3,218	13.05	11,079	10,019	10.58
Data processing	2,192	2,211	2,040	1,925	1,927	1,657	1,788	13.75	6,443	5,372	19.94
Debt extinguishment penalty	—	—	898	—	—	—	1,903	—	898	1,903	(52.81)
Merger-related expenses	—	—	—	—	326	—	1,325	(100.00)	—	1,651	(100.00)
Other real estate	2,440	3,370	3,999	3,357	6,336	2,122	3,511	(61.49)	9,809	11,969	(18.05)
Amortization of intangibles	341	349	358	366	351	510	515	(2.85)	1,048	1,376	(23.84)
Other	8,555	7,327	7,062	6,962	7,091	7,816	7,496	20.65	22,944	22,403	2.41

Total noninterest expense	38,631	36,710	36,621	32,364	36,958	31,645	35,993	4.53	111,962	104,596	7.04

Income before income taxes	7,890	8,238	7,809	7,138	8,848	8,051	10,638	(10.83)	23,937	27,537	(13.07)
Income taxes	853	1,893	1,835	1,348	2,316	2,294	3,085	(63.17)	4,581	7,695	(40.47)

Net income	$7,037	$6,345	$5,974	$5,790	$6,532	$5,757	$7,553	7.73	$19,356	$19,842	(2.45)

Basic earnings per share	$0.28	$0.25	$0.24	$0.23	$0.26	$0.23	$0.30	7.69	$0.77	$0.79	(2.53)
Diluted earnings per share	0.28	0.25	0.24	0.23	0.26	0.23	0.30	7.69	0.77	0.79	(2.53)

Average basic shares outstanding	25,114,672	25,110,709	25,078,996	25,061,122	25,061,068	25,059,081	25,052,126	0.21	25,101,507	25,057,458	0.18
Average diluted shares outstanding	25,220,887	25,149,360	25,138,213	25,183,114	25,180,923	25,182,503	25,172,410	0.16	25,161,911	25,186,177	(0.10)

Common shares outstanding	25,120,412	25,113,894	25,105,732	25,066,068	25,061,068	25,061,068	25,056,431	0.24	25,120,412	25,061,068	0.24
Cash dividend per common share	$0.17	$0.17	$0.17	$0.17	$0.17	$0.17	$0.17	—	$0.51	$0.51	—

Performance ratios
Return on average shareholders’ equity	5.65%	5.19%	4.88%	4.71%	5.36%	4.84%	6.51%		5.24%	5.56%
Return on average shareholders’ equity, excluding amortization expense	5.82%	5.36%	5.06%	4.89%	5.54%	5.11%	6.78%		5.42%	5.80%
Return on average assets	0.69%	0.62%	0.57%	0.55%	0.63%	0.54%	0.69%		0.62%	0.62%
Return on average assets, excluding amortization expense	0.71%	0.64%	0.59%	0.57%	0.65%	0.57%	0.72%		0.64%	0.65%

Net interest margin (FTE)	3.94%	3.98%	3.85%	3.84%	3.92%	3.76%	3.55%		3.93%	3.74%
Yield on earning assets (FTE)	4.63%	4.73%	4.71%	4.80%	4.96%	4.99%	4.93%		4.69%	4.95%
Cost of funding	0.68%	0.74%	0.84%	0.92%	0.99%	1.17%	1.31%		0.75%	1.16%
Average earning assets to average assets	85.62%	85.39%	84.88%	84.22%	83.95%	84.75%	84.16%		85.18%	84.42%
Average loans to average deposits	81.34%	76.89%	75.45%	75.83%	76.23%	72.47%	70.20%		77.88%	73.04%

Noninterest income (less securities gains/losses) to average assets	1.76%	1.50%	1.47%	1.24%	1.28%	1.18%	1.92%		1.57%	1.47%
Noninterest expense to average assets	3.77%	3.58%	3.49%	3.08%	3.54%	2.96%	3.30%		3.61%	3.26%
Net overhead ratio	2.01%	2.08%	2.01%	1.84%	2.26%	1.78%	1.38%		2.04%	1.79%
Efficiency ratio (FTE)	73.44%	71.76%	72.19%	68.92%	70.05%	68.03%	67.08%		72.47%	68.39%

RENASANT CORPORATION

(Unaudited)

(Dollars in thousands, except per share data)

								Q3 2012 - Q3 2011 Percent Variance	For the Nine Months Ended September 30,
	2012			2011
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter		2012	2011	Percent Variance
Average balances
Total assets	$4,078,333	$4,123,373	$4,222,376	$4,172,518	$4,142,851	$4,294,530	$4,423,088	(1.56)	$4,146,847	$4,284,463	(3.21)
Earning assets	3,491,941	3,521,099	3,583,957	3,514,110	3,478,054	3,639,696	3,722,419	0.40	3,532,185	3,616,922	(2.34)
Securities	682,123	793,353	813,826	745,398	796,957	863,735	881,808	(14.41)	762,805	847,110	(9.95)
Loans, net of unearned	2,754,017	2,647,321	2,614,000	2,594,820	2,577,539	2,575,890	2,556,572	6.85	2,672,079	2,574,516	3.79
Intangibles	191,442	191,788	192,429	192,611	191,574	191,320	191,740	(0.07)	191,789	191,542	0.13

Noninterest-bearing deposits	$543,767	$531,209	$534,867	$523,807	$480,699	$468,170	$476,115	13.12	$536,640	$475,009	12.97
Interest-bearing deposits	2,812,140	2,886,878	2,897,750	2,854,146	2,880,248	3,072,809	3,148,481	(2.36)	2,865,394	3,032,873	(5.52)
Total deposits	3,355,907	3,418,087	3,432,617	3,377,953	3,360,947	3,540,979	3,624,596	(0.15)	3,402,034	3,507,882	(3.02)
Borrowed funds	177,016	168,856	238,937	260,672	259,387	261,060	290,201	(31.76)	194,871	270,103	(27.85)
Shareholders’ equity	495,220	492,164	492,092	487,752	483,121	476,896	470,875	2.50	493,279	476,708	3.48

Asset quality data
Assets not subject to loss share:
Nonaccrual loans	$29,677	$26,099	$26,999	$31,154	$40,363	$42,331	$46,406	(26.47)	$29,677	$40,363	(26.47)
Loans 90 past due or more	2,358	3,864	3,435	3,760	8,674	9,646	10,839	(72.82)	2,358	8,674	(72.82)

Nonperforming loans	32,035	29,963	30,434	34,914	49,037	51,977	57,245	(34.67)	32,035	49,037	(34.67)
Other real estate owned	48,568	58,384	64,931	70,079	72,765	68,384	71,415	(33.25)	48,568	72,765	(33.25)

Nonperforming assets not subject to loss share	$80,603	$88,347	$95,365	$104,993	$121,802	$120,361	$128,660	(33.82)	$80,603	$121,802	(33.82)

Assets subject to loss share:
Nonaccrual loans	$64,080	$65,386	$78,418	$88,034	$84,426	$78,780	$78,909	(24.10)	$64,080	$84,426	(24.10)
Loans 90 past due or more	—	199	1,397	1,134	12,222	10,619	7,817	(100.00)	—	12,222	(100.00)

Non-performing loans subject to loss share	64,080	65,585	79,815	89,168	96,648	89,399	86,726	(33.70)	64,080	96,648	(33.70)
Other real estate owned and repossessions	41,615	37,951	35,461	43,156	44,021	59,802	59,036	(5.47)	41,615	44,021	(5.47)

Nonperforming assets subject to loss share	$105,695	$103,536	$115,276	$132,324	$140,669	$149,201	$145,762	(24.86)	$105,695	$140,669	(24.86)

Net loan charge-offs (recoveries)	$5,335	$4,097	$4,964	$10,192	$4,539	$5,284	$3,410	17.54	$14,396	$13,233	8.79
Allowance for loan losses	44,069	44,779	44,176	44,340	48,532	47,571	47,505	(9.20)	44,069	48,532	(9.20)

Nonperforming loans / total loans*	1.26%	1.25%	1.33%	1.56%	2.22%	2.38%	2.61%		1.26%	2.22%
Nonperforming assets / total assets*	1.94%	2.15%	2.28%	2.50%	2.94%	2.83%	2.91%		1.94%	2.94%
Allowance for loan losses / total loans*	1.74%	1.87%	1.94%	1.98%	2.20%	2.18%	2.17%		1.74%	2.20%
Allowance for loan losses / nonperforming loans*	137.57%	149.45%	145.15%	127.00%	98.97%	91.52%	82.99%		137.57%	98.97%
Annualized net loan charge-offs / average loans*	0.77%	0.62%	0.76%	1.56%	0.70%	0.82%	0.54%		0.72%	0.69%

Balances at period end
Total assets	$4,164,606	$4,112,377	$4,176,490	$4,202,008	$4,136,474	$4,259,200	$4,422,164	0.68	$4,164,606	$4,136,474	0.68
Earning assets	3,595,576	3,510,654	3,551,252	3,528,980	3,480,982	3,585,441	3,724,108	3.29	3,595,576	3,480,982	3.29
Securities	680,679	676,721	834,419	796,341	718,881	833,710	880,382	(5.31)	680,679	718,881	(5.31)
Mortgage loans held for sale	39,131	25,386	25,216	28,222	24,739	11,511	9,399	58.18	39,131	24,739	58.18
Loans not subject to loss share	2,539,618	2,392,349	2,281,957	2,241,622	2,204,955	2,185,490	2,190,376	15.18	2,539,618	2,204,955	15.18
Loans subject to loss share	260,545	289,685	318,089	339,462	359,813	377,149	386,811	(27.59)	260,545	359,813	(27.59)
Total loans	2,800,163	2,682,034	2,600,046	2,581,084	2,564,768	2,562,639	2,577,187	9.18	2,800,163	2,564,768	9.18
Intangibles	191,258	191,618	191,968	192,326	192,755	191,086	191,581	(0.78)	191,258	192,755	(0.78)

Noninterest-bearing deposits	$554,581	$539,237	$535,955	$531,910	$493,130	$458,686	$486,676	12.46	$554,581	$493,130	12.46
Interest-bearing deposits	2,841,447	2,866,959	2,937,211	2,880,327	2,849,225	3,018,733	3,158,198	(0.27)	2,841,447	2,849,225	(0.27)
Total deposits	3,396,028	3,406,196	3,473,166	3,412,237	3,342,355	3,477,419	3,644,874	1.61	3,396,028	3,342,355	1.61
Borrowed funds	222,907	169,979	171,753	254,709	262,569	263,067	260,149	(15.11)	222,907	262,569	(15.11)
Shareholders’ equity	496,824	491,534	489,611	487,202	487,401	480,135	473,354	1.93	496,824	487,401	1.93

Market value per common share	$19.61	$15.71	$16.28	$15.00	$12.73	$14.49	$16.98	54.05	$19.61	$12.73	54.05
Book value per common share	19.78	19.57	19.50	19.44	19.45	19.16	18.89	1.69	19.78	19.45	1.69
Tangible book value per common share	12.16	11.94	11.86	11.76	11.76	11.53	11.25	3.46	12.16	11.76	3.46
Shareholders’ equity to assets (actual)	11.93%	11.95%	11.72%	11.59%	11.78%	11.27%	10.70%		11.93%	11.78%
Tangible capital ratio	7.69%	7.65%	7.47%	7.35%	7.47%	7.11%	6.66%		7.69%	7.47%

Leverage ratio	9.90%	9.68%	9.38%	9.44%	9.48%	9.10%	8.77%		9.90%	9.48%
Tier 1 risk-based capital ratio	12.73%	13.14%	13.32%	13.32%	13.63%	13.58%	13.59%		12.73%	13.63%
Total risk-based capital ratio	14.00%	14.39%	14.58%	14.58%	14.89%	14.83%	14.84%		14.00%	14.89%

*	Based on assets not subject to loss share

RENASANT CORPORATION

(Unaudited)

(Dollars in thousands, except per share data)

								Q3 2012 - Q3 2011 Percent Variance	For the Nine Months Ended September 30,
	2012			2011
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter		2012	2011	Percent Variance
Loans not subject to loss share by category
Commercial, financial, agricultural	$299,774	$280,515	$263,720	$260,288	$247,950	$243,343	$250,889	20.90	$299,774	$247,950	20.90
Lease financing	217	245	302	328	350	393	458	(38.00)	217	350	(38.00)
Real estate - construction	103,522	73,109	67,223	74,159	75,690	77,224	71,559	36.77	103,522	75,690	36.77
Real estate - 1-4 family mortgages	801,612	771,161	738,765	716,704	712,871	720,451	730,860	12.45	801,612	712,871	12.45
Real estate - commercial mortgages	1,275,386	1,208,057	1,153,423	1,130,143	1,106,037	1,081,801	1,073,561	15.31	1,275,386	1,106,037	15.31
Installment loans to individuals	59,107	59,262	58,524	60,000	62,057	62,278	63,049	(4.75)	59,107	62,057	(4.75)

Loans, net of unearned	$2,539,618	$2,392,349	$2,281,957	$2,241,622	$2,204,955	$2,185,490	$2,190,376	15.18	$2,539,618	$2,204,955	15.18

Loans subject to loss share by category
Commercial, financial, agricultural	$11,282	$12,758	$15,206	$17,803	$19,196	$24,233	$22,964	(41.23)	$11,282	$19,196	(41.23)
Lease financing	—	—	—	—	—	—	—	—	—	—	—
Real estate - construction	1,932	6,093	6,202	7,076	10,811	10,318	13,847	(82.13)	1,932	10,811	(82.13)
Real estate - 1-4 family mortgages	81,784	91,605	99,769	107,923	114,228	119,508	123,770	(28.40)	81,784	114,228	(28.40)
Real estate - commercial mortgages	165,494	179,160	196,754	206,492	215,370	222,876	226,038	(23.16)	165,494	215,370	(23.16)
Installment loans to individuals	53	69	158	168	208	214	192	(74.52)	53	208	(74.52)

Loans, net of unearned	$260,545	$289,685	$318,089	$339,462	$359,813	$377,149	$386,811	(27.59)	$260,545	$359,813	(27.59)